U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): February 12, 2003


                         BRIDGE BANCORP, INC.
             (Exact name of registrant as specified in its charter)

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                   COMMISSION FILE NUMBER: 000-18546
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                              NEW YORK
                  (State or other jurisdiction of
                   incorporation or organization)

                         2200 MONTAUK HIGHWAY
                       BRIDGEHAMPTON, NEW YORK
              (Address of principal executive offices)

                                 11932
                               (Zip Code)

                              11-2934195
                 (IRS Employer Identification Number)

                                 (631) 537-1000
                           (Issuer's telephone number)

                             NOT APPLICABLE
          (Former name, former address and former fiscal year,
                     if changed since last report.)

Item 5.  Other Events

        On February 12, 2003 the Board of Directors of Bridge Bancorp, Inc. reaffirmed the Company's Stock Repurchase Program (the "Program") and approved the repurchase of approximately 5% of its common shares outstanding from time to time in the open market or through private purchases, depending on market conditions. This reaffirmation and approval brings the number of shares authorized for repurchase to 205,899. The repurchased shares will be used for general corporate purposes.

        Prior to the February 12, 2003 reaffirmation of the Program the Company had purchased 167,590 shares including shares purchased under prior Programs.


Item 7. Financial Statements and Exhibits

        (a)     Exhibits

                1.      Press Release - Bridge Bancorp, Inc.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Bridge Bancorp, Inc.
                                    (Registrant)

                                       By: /s/ Thomas J. Tobin
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                                           Thomas J. Tobin
                                           Chief Executive Officer

                                        Dated:  02/12/03
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